UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2025

Altus Power, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39798	85-3448396
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2200 Atlantic Street, 6th Floor

Stamford, CT 06902

(Address of principal executive offices and zip code)

(203) 698-0090

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $.0001	AMPS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On April 16, 2025, pursuant to that certain Agreement and Plan of Merger, dated as of February 5, 2025 (the “Merger Agreement”), by and among Altus Power, Inc., a Delaware corporation (the “Company”), Avenger Parent, Inc., a Delaware corporation (“Parent”), and Avenger Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), Merger Sub merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation and a wholly owned subsidiary of Parent (the “Surviving Corporation”).

Pursuant to the terms of the Merger Agreement, at the effective time of the Merger (the “Effective Time”) and by virtue of the Merger, each share of Class A common stock, par value $0.0001 per share, of the Company (“Class A Common Stock”) issued and outstanding immediately prior to the Effective Time, including shares of Class A Common Stock issued upon conversion of shares of Class B common stock, par value $0.0001 per share, of the Company (“Class B Common Stock” and collectively with the Class A Common Stock, the “Company Common Stock”) (other than (i) shares of Company Common Stock owned directly by Parent, Merger Sub or their subsidiaries immediately prior to the Effective Time or held by the Company as treasury stock (which were automatically canceled for no consideration), (ii) shares of Company Common Stock as to which statutory rights of appraisal have been properly and validly exercised under Delaware law or (iii) shares of Class A Common Stock contributed to Parent prior to the Effective Time), was automatically canceled and converted into the right to receive cash in an amount equal to $5.00 (the “Merger Consideration”), payable to the holder thereof, without interest, subject to any required withholding of taxes.

Additionally, immediately prior to the Effective Time and as a result of the Merger:

•

each Vested Company RSU Award (as defined in the Merger Agreement) that remained outstanding immediately prior to the Effective Time was automatically canceled and terminated immediately prior to the Effective Time and converted into the right to receive an amount in cash (without interest) equal to the product obtained by multiplying (i) the aggregate number of shares of Class A Common Stock underlying such Vested Company RSU Award by (ii) the Merger Consideration, payable as soon as practicable following the consummation of the Merger and the other transactions contemplated in the Merger Agreement;

•

each Unvested Company RSU Award (as defined in the Merger Agreement) that remained outstanding immediately prior to the Effective Time was automatically canceled and terminated immediately prior to the Effective Time and converted into the right to receive an amount in cash, if any (without interest) (a “Post-Closing Cash Award”), equal to the product obtained by multiplying (i) the aggregate number of shares of Class A Common Stock underlying such Unvested Company RSU Award by (ii) the Merger Consideration, and such Post-Closing Cash Award will vest and become payable pursuant to the same vesting schedule applicable to the Unvested Company RSU Award from which it was converted (including any accelerated vesting terms), subject to the holder’s continued employment with Parent and its subsidiaries (including the Surviving Corporation) through the applicable vesting date; provided that the Unvested Company RSU Awards held by Gregg Felton immediately prior to the Effective Time were converted into awards that will be settled in equity interests of Parent pursuant to the terms and conditions of a separate agreement to be entered into between Parent and Mr. Felton;

•

each Company TSR PSU Award (as defined in the Merger Agreement) that remained outstanding immediately prior to the Effective Time was automatically canceled and terminated immediately prior to the Effective Time and converted into a Post-Closing Cash Award, if any, equal to the product obtained by multiplying (i) the aggregate number of shares of Class A Common Stock underlying such Company TSR PSU Award (with the Merger Consideration used to determine the Company’s percentile rank relative to the applicable peer groups and such performance-based goals deemed to be achieved based on such relative percentile rank as of the date of the Merger Agreement) by (ii) the Merger Consideration, and such Post-Closing Cash Award will vest and become payable pursuant to the same time-vesting schedule applicable to the Company TSR PSU Award from which it was converted (including any accelerated vesting terms), subject to the holder’s continued employment with Parent and its subsidiaries (including the Surviving Corporation) through the applicable vesting date;

•

each Company GW PSU Award (as defined in the Merger Agreement) that remained outstanding immediately prior to the Effective Time was automatically canceled and terminated immediately prior to the Effective Time and converted into a Post-Closing Cash Award, if any, equal to the product obtained by multiplying (i) the aggregate number of shares of Class A Common Stock underlying such Company GW PSU Award (with any per share stock price performance-based goals deemed to be achieved based on the Merger Consideration) by (ii) the Merger Consideration, and such Post-Closing Cash Award will vest and become payable pursuant to the same time-vesting schedule and based on the achievement of the same installed solar capacity goals applicable to the Company GW PSU Award from which it was converted (including any accelerated vesting terms), subject to the holder’s continued employment with Parent and its subsidiaries (including the Surviving Corporation) through the applicable vesting date; and

•

each Company Stock Price PSU Award (as defined in the Merger Agreement) that remained outstanding immediately prior to the Effective Time was automatically canceled and terminated immediately prior to the Effective Time for no consideration.

Each of Gregg Felton’s Post-Closing Cash Awards is expected to convert into an award that will be settled in equity interests of Parent pursuant to the terms and conditions of a separate agreement to be entered into between Parent and Mr. Felton. All amounts payable with respect to the Company equity awards are subject to deduction for any required tax withholding.

In addition, in connection with the Merger and pursuant to the terms of the Third Amended and Restated Certificate of Incorporation of the Company (the “Company Certificate”), on April 15, 2025, which was the business day immediately prior to the Effective Time, each share of Class B Common Stock then issued and outstanding was automatically converted into shares of Class A Common Stock in accordance with the terms of, and subject to the limitations set forth in, the Company Certificate, and upon such conversion, each such share of Class B Common Stock was automatically canceled and ceased to exist, and each former holder of Class B Common Stock thereafter ceased to have any rights with respect to such securities.

Item 1.01.	Entry into a Material Definitive Agreement

The information set forth in the Explanatory Note of this Current Report on Form 8-K (this “Current Report”) is incorporated by reference into this Item 1.01.

On April 16, 2025, APA Generation Holdings, LLC (“APAGH” or the “APAGH Borrower”), a wholly owned subsidiary of the Company, entered into a senior secured credit agreement (the “APAGH Term Loan Facility”) with affiliates of Goldman Sachs Asset Management as “Lenders.” The total commitments under the credit agreement are (i) $200.0 million in initial term loans and (ii) $100.0 million in delayed draw term loans. Subject to certain conditions, the Company can also request the funding of additional incremental term loans in an amount not to exceed $200.0 million (less the amount of delayed draw loan commitments and any funded delayed draw term loans) over the term of the credit agreement. Subject to certain exceptions, the APAGH Borrower’s obligations to the Lenders are secured by the assets of the APAGH Borrower, its parent, Altus Power, LLC and the Company and are further guaranteed by Altus Power, LLC and the Company. Interest accrues on any outstanding balance at an initial fixed rate equal to 8.50%, subject to adjustments. The maturity date of the APAGH Term Loan Facility is April 16, 2031.

On April 16, 2025, APA Generation, LLC, a wholly owned subsidiary of the Company, amended its revolving credit facility with Citibank, N.A. with a total committed capacity of $200.0 million (the “APAG Revolver”), including to extend the maturity thereof. Outstanding amounts under the APAG Revolver have a variable interest rate based on a base rate and an applicable margin. The APAG Revolver is secured by membership interests in the Company’s subsidiaries. The amended APAG Revolver matures on April 16, 2030.

Item 1.02.	Termination of Material Definitive Agreements.

The information provided in the Explanatory Note of this Current Report is incorporated herein by reference.

In connection with entering into the APAGH Term Loan, the existing credit agreement among APAGH, an affiliate of Goldman Sachs Asset Management and CPPIB Credit Investments III Inc., dated as of December 27, 2023 (as amended), was repaid in full and terminated.

In accordance with the terms of the Merger Agreement, immediately prior to the Effective Time, each of the following equity compensation plans of the Company was terminated: (i) the Altus Power, Inc. 2021 Employee Stock Purchase Plan and (ii) the Altus Power, Inc. 2021 Omnibus Incentive Plan.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information provided in the Explanatory Note and Item 3.03, Item 5.01, Item 5.02 and Item 5.03 of this Current Report is incorporated herein by reference.

The definitive proxy statement filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on March 13, 2025, and the supplemental disclosure to such proxy statement filed by the Company with the SEC on April 2, 2025, contain additional information about the Merger and the other transactions contemplated by the Merger Agreement, including information concerning the interests of directors, executive officers and affiliates of the Company in the Merger.

The foregoing description of the Merger Agreement and the Merger is not complete and is subject to and qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 6, 2025, and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report is incorporated by reference into this Item 2.03.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information provided in the Explanatory Note and Item 2.01 of this Current Report is incorporated herein by reference.

On April 16, 2025, in connection with the consummation of the Merger, the Company notified the New York Stock Exchange (“NYSE”) that a certificate of merger was filed with the Secretary of State of the State of Delaware for purposes of consummating the Merger. The Company requested that the NYSE file with the SEC a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 in order to effect the delisting of the Class A Common Stock from the NYSE and the deregistration of the Class A Common Stock under Section 12(b). As a result, trading of the Class A Common Stock, which traded under the ticker symbol “AMPS” on the NYSE, was suspended prior to the opening of trading on the NYSE on April 16, 2025.

Upon effectiveness of the Form 25, the Company intends to file a Certification and Notice of Termination on Form 15 with the SEC to deregister the Class A Common Stock and suspend the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03.	Material Modification to Rights of Security Holders.

The information provided in the Explanatory Note, Item 1.02, Item 2.01, Item 3.01, Item 5.01 and Item 5.03 of this Current Report is incorporated herein by reference.

As a result of the Merger, each share of Class A Common Stock that was issued and outstanding as of immediately prior to the Effective Time (except as described in Item 2.01 of this Current Report) was converted, at the Effective Time, into the right to receive the Merger Consideration. Accordingly, at the Effective Time, each holder of Class A Common Stock outstanding immediately prior to the Effective Time ceased to have any rights as a stockholder of the Company (other than the right to receive the Merger Consideration for such shares pursuant to the terms of the Merger Agreement).

Item 5.01.	Changes in Control of Registrant.

The information provided in the Explanatory Note, Item 1.01, Item 2.01 and Item 5.02 of this Current Report is incorporated herein by reference.

As a result of the consummation of the Merger, a change of control of the Company occurred and the Company became a wholly owned subsidiary of Parent.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

The information provided in the Explanatory Note, Item 1.02 and Item 2.01 of this Current Report is incorporated herein by reference.

Directors and Officers

At the Effective Time, pursuant to the terms of the Merger Agreement, the directors of Merger Sub immediately prior to the Effective Time, Martin Davidson and Joann Harris, continued as the directors of the Surviving Corporation. Gregg J. Felton also continued a director of the Surviving Corporation pursuant to a request made by Parent after the Merger Agreement was executed and delivered. Accordingly, as of the Effective Time, Christine R. Detrick, Robert C. Bernard, Robert M. Horn, Richard N. Peretz, Tina C. Reich and Richard A. Shapiro, resigned and ceased serving on the Company’s board of directors and all of its committees. No director resigned as a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Also pursuant to the terms of the Merger Agreement, the officers of the Company immediately prior to the Effective Time, including Gregg J. Felton, Anthony Savino and Dustin Weber, continued as the officers of the Surviving Corporation.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information provided in the Explanatory Note and Item 2.01 of this Current Report is incorporated herein by reference.

In accordance with the terms of the Merger Agreement, at the Effective Time, the Company Certificate was amended and restated in its entirety to be in the form of the certificate of incorporation of Merger Sub as in effect immediately prior to the Effective Time and the bylaws of the Company in effect immediately prior to the Effective Time were amended and restated in their entirety to be in the form of the bylaws of Merger Sub immediately prior to the Effective Time, as set forth in Exhibits 3.1 and 3.2 hereto, respectively, which are incorporated by reference into this Item 5.03.

Item 8.01.	Other Events.

On April 16, 2025, the Company issued a press release announcing the completion of the Merger. A copy of the press release is furnished as Exhibit 99.1 to this Current Report and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of February 5, 2025, by and among Parent, Merger Sub and the Company.*

3.1	Fourth Amended and Restated Certificate of Incorporation of Altus Power, Inc.

3.2	Third Amended and Restated Bylaws of Altus Power, Inc.

99.1	Press Release, dated April 16, 2025, issued by Altus Power, Inc.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

*

The schedules to the Agreement and Plan of Merger have been omitted from this filing pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules and exhibits upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTUS POWER, INC.

Date: April 16, 2025	By:	/s/ Gregg J. Felton
	Name:	Gregg J. Felton
	Title:	Chief Executive Officer and Director